                        =================================
                                 MAIRS AND POWER
                               BALANCED FUND, INC.
                        =================================

-------------------------------------------------------------------------------

3RD QUARTER REPORT
September 30, 2000


To Our Shareholders:                                          November 20, 2000

THIRD QUARTER RESULTS

Benefitting from a renewed interest in "old economy" stocks, a relatively high level of corporate merger activity and slightly lower longer term interest rates, the Fund turned in a period of surprisingly strong investment performance in the third quarter. Based on a September 30, 2000 net asset value of $54.99, the Fund achieved a total investment return of 6.2% for the quarter after adjustment for the reinvestment of cash dividends. This compared quite favorably with other benchmark returns of a negative 1.0% for the Standard & Poor's 500, +2.3% for the Dow Jones Industrial Average and +2.9% for the Lehman Bros. Gov't/Corp. Bond Index. For the first nine months, the Fund produced a rather impressive return of +11.7% in contrast to negative returns of 1.4% and 6.3%, respectively, for the S & P 500 and DJIA. Fixed income returns were better with the Lehman Bros. Gov't/Corp. Bond Index showing +7.2%. Among other comparable domestic balanced mutual funds, the Fund ranked 20th out of a CDA/Wiesenberger domestic balanced fund universe of 374 funds.

Although slowing from the brisk pace shown in the first half, the overall economy still performed very well by most standards in the third quarter. Real Gross Domestic Product increased at a 2.7% annual rate (preliminary basis), down from unsustainably high rates of 4.8% and 5.6% in the first and second quarters, respectively. The slower rate of growth was primarily a function of reduced investment spending together with a decline in government spending. Consumer spending held up rather well showing a 4.5% rate of improvement reflecting continued employment gains. While inflation remained under control with productivity gains continuing to offset unit labor cost pressures, some acceleration did take place at the end of the quarter in September reflecting higher food and energy prices. Corporate profits on an operating basis continued to experience strong growth with BUSINESS WEEK'S Corporate Scoreboard (a survey of 900 companies) showing a collective 18% increase.

The weakness in the stock market during the third quarter is thought to be primarily a function of concerns over the future rate of corporate earnings growth given the recent slowdown in the economy. This uncertainty coupled with extended valuation levels in several important sectors of the market has also resulted in increased volatility in both individual stocks as well as the various market indices. Reflecting the growing uncertainty, the best performing sectors of the market include such defensive sectors as consumer staples (beverage, food and tobacco), healthcare and utilities. Financials also did well with interest rates stabilizing and starting to show some decline at the longer end of the curve. The weakest areas of the market included those most sensitive to changes in the economy such as basic industries and consumer cyclicals as well as those sectors carrying the highest valuations like information technology and communication equipment and services. Among holdings in the Fund, J. P. Morgan (+48.4%), St. Paul Companies (+44.5%) and Bank of America (+21.8) did the best while Eastman Kodak (-31.3%), Pentair (-24.6%) and Ingersoll-Rand (-15.8%) fared the worst.

FUTURE OUTLOOK

The outlook for the economy over the remainder of 2000 and on into the coming year still appears favorable although the rate of growth will likely remain well below the exceptional rate experienced during the first half of the current year. The major risk over the near term seems to be a decline in the rate of growth of consumer spending resulting from previous Federal Reserve interest rate hikes, the negative wealth effect of the recent decline in the stock market, and an eroding level of consumer confidence. Although the possibility of a major slowdown in consumer spending cannot be dismissed, we believe spending growth will continue to be strong enough to move the economy ahead at an annual rate of 2% or more. Under this assumption, corporate earnings should also continue increasing, although at a more moderate rate of around 5%.

The core rate of inflation seems likely to remain under control in the 2-3% range with productivity gains continuing to largely offset cost increases. However, greater increases in the more volatile areas of food and energy could lift the Consumer Price Index somewhat above this level. Increasingly strong competition on a worldwide basis should continue to make it very difficult to routinely pass along cost increases in the form of higher prices. Consequently, the outlook for the bond market appears reasonably positive with interest rates likely to move within a relatively narrow range over the next few months.

Turning to the stock market, we remain fairly constructive given our forecast for continued growth in corporate profits and relatively stable outlook for interest rates. Although valuation levels remain on the high side historically, it is important to realize that the market averages continue to be disproportionately influenced by a relatively few richly valued large capitalization issues. Market leadership in the future is expected to broaden and include more representation from those sectors carrying lower valuations but still having the capacity to show earnings growth during a more difficult economic environment.

CAPITAL GAIN DISTRIBUTION

Because of the effect of several corporate mergers made on a cash basis, the capital gain distribution to be paid to shareholders in late December, 2000 is expected to be in the area of $5.00 per share.

MAIRS AND POWER WEB SITE

Mairs and Power Growth and Balanced Fund shareholders can now use the internet to access our web site (www.mairsandpower.com) to obtain various kinds of information for each Fund including previous day's NAV, investment style, certain data and statistics, forms, reports and applications.


                                                              William B. Frels
                                                                     President

SCHEDULE OF INVESTMENTS                                    SEPTEMBER 30, 2000
------------------------------------------------------------------------------
FIXED INCOME SECURITIES

      FACE                                                                                                   MARKET
     AMOUNT             SECURITY DESCRIPTION                                                                  VALUE
     ------       -------------------------------------------------------------------------------------   -----------
                  FEDERAL AGENCY OBLIGATIONS  20.6%
    $ 250,000     Federal Farm Credit Bank                                   7.00%       07/19/06            $ 248,943
      250,000     Federal Home Loan Bank                                     6.30%       05/19/03              247,191
      250,000     Federal Home Loan Bank                                    7.025%       02/17/05              248,074
      250,000     Federal Home Loan Bank                                     7.00%       07/14/05              247,558
      250,000     Federal Home Loan Bank                                     7.00%       08/15/07              245,326
      250,000     Federal Home Loan Bank                                    7.445%       08/15/07              251,716
      250,000     Federal Home Loan Bank                                    7.075%       07/25/12              238,782
      250,000     Federal Home Loan Bank                                     6.50%       09/18/13              229,071
      250,000     Federal Home Loan Bank                                     6.41%       02/11/14              227,106
      250,000     Federal Home Loan Mortgage Corporation                     6.00%       12/01/05              240,824
      250,000     Federal Home Loan Mortgage Corporation                     6.33%       04/24/06              242,486
      250,000     Federal Home Loan Mortgage Corporation                     7.01%       07/13/06              246,752
      250,000     Federal Home Loan Mortgage Corporation                     6.41%       01/20/09              237,283
      250,000     Federal Home Loan Mortgage Corporation                     6.25%       01/21/09              235,635
      250,000     Federal Home Loan Mortgage Corporation                     6.45%       04/29/09              237,422
      250,000     Federal Home Loan Mortgage Corporation                     7.33%       07/13/09              245,107
      250,000     Federal Home Loan Mortgage Corporation                     6.60%       11/19/13              230,219
      250,000     Federal National Mortgage Association                      7.23%       05/17/04              249,954
      500,000     Federal National Mortgage Association                      6.45%       04/04/05              491,482
      250,000     Federal National Mortgage Association                      6.26%       08/03/05              244,060
      250,000     Federal National Mortgage Association                      7.50%       02/02/07              249,502
      250,000     Federal National Mortgage Association                      7.68%       04/24/07              250,317
      250,000     Federal National Mortgage Association                      7.43%       06/13/07              248,913
      250,000     Federal National Mortgage Association                      6.41%       01/16/08              240,544
      250,000     Federal National Mortgage Association                      6.52%       03/05/08              241,053
      250,000     Federal National Mortgage Association                      6.56%       04/23/08              241,772
      250,000     Federal National Mortgage Association                      6.58%       06/16/08              241,218
      250,000     Federal National Mortgage Association                      6.18%       02/19/09              236,626
      500,000     Federal National Mortgage Association                      6.49%       03/18/09              480,080
      250,000     Federal National Mortgage Association                      7.15%       06/11/09              245,767
      250,000     Federal National Mortgage Association                      7.15%       11/03/10              243,432
      250,000     Federal National Mortgage Association                      6.37%       02/25/14              231,721
                                                                                                           -----------
                                                                                                             8,235,936
                                                                                                           -----------
                  CORPORATE BONDS  9.0%
      300,000     Bankers Trust NY Corp.                                    7.125%       07/31/02              300,365
      250,000     General Mills, Inc.                                        7.00%       09/16/02              250,281
      250,000     Household Finance Corp.                                    7.00%       02/15/03              249,519
      250,000     Ford Motor Credit Company                                  6.70%       07/16/04              245,089
      265,000     J.C. Penney & Co.                                          6.00%       05/01/06              206,662
      250,000     Bankers Trust NY Corp.                                     6.70%       10/01/07              240,044
      250,000     General Foods Corporation                                  7.00%       06/15/11              230,516
      200,000     Ford Motor Company Debentures                              9.50%       09/15/11              226,899
      250,000     Goldman Sachs & Company                                    8.00%       03/01/13              252,832
      250,000     Allstate Corp.                                             7.50%       06/15/13              247,382
      500,000     General Motors Acceptance Corporation                      7.30%       07/15/14              494,441
      500,000     Lincoln National Corp.                                     7.00%       03/15/18              452,937
      250,000     South Jersey Gas Co.                                      7.125%       10/22/18              224,937
                                                                                                           -----------
                                                                                                            $3,621,904
                  CONVERTIBLE CORPORATE BONDS  1.6%                                                        -----------

      150,000     Cray Research, Inc.                                       6.125%       02/01/11               77,250
      331,000     Kerr McGee Corp.                                           7.50%       05/15/14              326,449
      250,000     Noram Energy                                               6.00%       03/15/12              221,250
                                                                                                           -----------
                                                                                                            $  624,949
                                                                                                           -----------

SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
FIXED INCOME SECURITIES (CONTINUED)

      FACE                                                                                                   MARKET
     AMOUNT             SECURITY DESCRIPTION                                                                  VALUE
     ------       -------------------------------------------------------------------------------------   -----------
                  CONVERTIBLE AND NON-CONVERTIBLE PREFERRED STOCK  0.8%
        6,000     Barclays Bank PLC, Series E                                     $ 2.00                  $ 145,125
        2,500     J. P. Morgan & Co., Series A., Adj Rate Pf                      $ 5.00                    189,062
                                                                                                       --------------
                                                                                                            394,187
                                                                                                       --------------
                  TOTAL FIXED INCOME SECURITIES  32.0%                                                  $12,816,976
                                                                                                       --------------



COMMON STOCKS

        NUMBER                                                                      MARKET
       OF SHARES   SECURITY DESCRIPTION                                             VALUE
      ----------  -------------------------------------------------------------   -----------
                   BASIC INDUSTRIES  2.2%
        12,000     Bemis Company, Inc.                                              $ 385,500
        12,000     Weyerhaeuser Company                                               484,500
                                                                                  -----------
                                                                                      870,000
                                                                                  -----------
                   CAPITAL GOODS  5.0%
         7,000     Briggs & Stratton Corporation                                      264,688
         2,000     Cooper Industries, Inc.                                             70,500
        25,000     Graco Inc.                                                         806,250
        10,000     Ingersoll-Rand Company                                             338,750
        40,000     MTS Systems Corporation                                            280,000
        10,000     Pentair, Inc.                                                      267,500
                                                                                  -----------
                                                                                    2,027,688
                                                                                  -----------
                   CONSUMER CYCLICAL  1.0%
        10,000     Deluxe Corp.                                                       203,125
         5,000     Genuine Parts Company                                               95,312
        12,000     Sturm, Ruger & Co., Inc.                                            98,250
                                                                                  -----------
                                                                                      396,687
                                                                                  -----------
                   CONSUMER STAPLE  4.4%
         4,000     Eastman Kodak Company                                              163,500
         6,000     General Mills, Inc.                                                213,000
         6,000     Hershey Foods Corporation                                          324,750
        30,000     Hormel Foods Corporation                                           500,625
        10,000     Kimberly Clark                                                     558,125
                                                                                  -----------
                                                                                    1,760,000
                                                                                  -----------
                   HEALTH CARE  8.5%
        10,000     American Home Products Corporation                                 565,625
         5,000     Baxter International Inc.                                          399,063
        15,000     Bristol-Myers Squibb Company                                       856,875
        35,000     Pfizer Inc.                                                      1,572,812
                                                                                  -----------
                                                                                    3,394,375
                                                                                  -----------

SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2000

COMMON STOCKS (CONTINUED)


      NUMBER                                                                        MARKET
     OF SHARES          SECURITY DESCRIPTION                                         VALUE
     ----------  -------------------------------------------------------------   -----------
                   ENERGY  7.3%
        10,586     BP Amoco PLC ADR                                                 $ 561,058
         8,000     Burlington Resources Inc.                                          294,500
        10,600     Exxon Mobil Corporation                                            944,725
         6,000     Murphy Oil Corporation                                             388,875
         9,000     Schlumberger, Limited                                              740,813
                                                                                  -----------
                                                                                    2,929,971
                                                                                  -----------
                   FINANCIAL  18.1%
        15,000     American Express Company                                           911,250
         8,000     Bank of America Corporation                                        419,000
        18,690     Community First Bankshares, Inc.                                   328,243
        22,800     Firstar Corp.                                                      510,150
         5,062     Jefferson-Pilot Corp.                                              343,583
        18,000     Merrill Lynch & Co., Inc.                                        1,188,000
         5,000     J. P. Morgan & Co., Inc.                                           816,875
        15,390     St. Paul Companies                                                 758,919
        17,000     U.S. Bancorp                                                       386,750
        35,000     Wells Fargo & Company                                            1,607,813
                                                                                  -----------
                                                                                    7,270,583
                                                                                  -----------
                   TECHNOLOGY  10.7%
         7,000     Corning Inc.                                                     2,079,000
         9,000     Emerson Electric Co.                                               603,000
        20,000     Honeywell International                                            712,500
         8,000     International Business Machines Corporation                        900,000
                                                                                  -----------
                                                                                    4,294,500
                                                                                  -----------
                   TRANSPORTATION  0.7%
         6,000     Delta Air Lines, Inc.                                              266,250
                                                                                  -----------
                   UTILITIES  3.0%
        10,000     American Water Works Company, Inc.                                 275,625
         8,646     Qwest Communications                                               415,548
        11,000     Verizon Communications                                             532,813
                                                                                  -----------
                                                                                    1,223,986
                                                                                  -----------
                   DIVERSIFIED  1.6%
         7,000     Minnesota Mining & Manufacturing Company                           637,875
                                                                                  -----------
                   TOTAL COMMON STOCK  62.5%                                       25,071,915
                                                                                  -----------
                   SHORT TERM INVESTMENTS  4.9%
       978,657     Firstar Institutional Money Market Fund                            978,657
     1,000,000     Merrill Lynch Institutional Money Market Fund                    1,000,000
                                                                                  -----------
                                                                                    1,978,657

                   TOTAL INVESTMENTS  99.4%                                        39,867,548

                   OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%                        234,480
                                                                                  -----------
                   NET ASSETS  100%                                               $40,102,028
                                                                                  ===========



STATEMENT OF NET ASSETS                                                                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments at market value (cost $13,591,069).........................................................      $  29,652,955
U.S. Governments (cost $8,476,230).....................................................................          8,235,936
Cash...................................................................................................          1,978,657
Dividends and interest receivable......................................................................            243,789
Receivables for securities sold, not yet delivered.....................................................                  0
Prepaid expense........................................................................................             13,436
                                                                                                                40,124,773
LIABILITIES
Accrued management fee..................................................        $   20,429
Accrued custodian and transfer agent fee................................             2,316
Payable for securities purchased, not yet received......................                 0                          22,745
                                                                                -----------                     -----------
NET ASSETS
Equivalent to $54.99 per share on 729,246 shares outstanding...........................................      $  40,102,028
                                                                                                               ============
STATEMENT OF CHANGES IN NET ASSETS                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS, December 31, 1999..........................................................................      $  40,610,878
Net investment income, per statement below..............................        $  864,810
Distribution to shareholders............................................          (697,143)                        167,667
Fund shares issued and repurchased:                                             -----------
   Received for 38,084 shares issued....................................         1,980,954
   Paid for 119,023 shares repurchased..................................        (5,981,594)                     (4,000,640)
                                                                                -----------
Increase in unrealized net appreciation (depreciation) of investments..................................           (573,922)
Net gain (or loss) realized from sales of securities...................................................          3,898,045
                                                                                                                -----------
NET ASSETS, September 30, 2000.........................................................................      $  40,102,028
                                                                                                                ===========

STATEMENT OF NET INVESTMENT INCOME                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends..............................................................................................         $  384,855
Interest...............................................................................................            741,839
                                                                                                                -----------
                                                                                                                 1,126,694

EXPENSES
Management fee (Note A).................................................        $  174,440
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A)..................................            14,056
Legal and auditing fees and expenses....................................            15,821
Insurance...............................................................             1,052
Other Fees and Expenses.................................................            56,515                         261,884
                                                                                -----------                     -----------
NET INVESTMENT INCOME..................................................................................         $  864,810

                                                                                                                ===========

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to Firstar Mutual Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a total of $6,700.00 compensation for meetings attended during this nine month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the nine months ended September 30, 2000 aggregated $1,020,898 and $5,785,882 respectively.

                        =================================
                                 MAIRS AND POWER

                               BALANCED FUND, INC.
                        =================================

                                 A NO-LOAD FUND
           W-1420 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
Investment Adviser: 651-222-8478          Shareholder Information: 800-304-7404
                              www.mairsandpower.com

      SUMMARY OF FINANCIAL INFORMATION
-------------------------------------------------------------------------------
      This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                                                 PER SHARE
                                                                           -----------------------------------------------------
                                                                                              DISTRIBUTIONS          DIVIDENDS
                                                                                               OF REALIZED           FROM NET
                                    SHARES                TOTAL NET         NET ASSET           SECURITIES          INVESTMENT
          DATES                   OUTSTANDING               ASSETS            VALUE               GAINS               INCOME
      -------------               -----------            ------------       ---------          ------------        -------------
      Dec. 31, 1980                  129,196               1,969,896          15.25                0.21                1.25
      Dec. 31, 1981                  132,236               1,928,460          14.59                 -                  1.21
      Dec. 31, 1982                  135,050               2,274,421          16.84                0.33                1.25
      Dec. 31, 1983                  155,828               2,907,432          18.66                 -                  1.28
      Dec. 31, 1984                  155,810               2,729,570          17.52                0.45                1.28
      Dec. 31, 1985                  183,348               3,837,245          20.93                0.35                1.13
      Dec. 31, 1986                  253,724               5,395,111          21.27                1.87                0.98
      Dec. 31, 1987                  295,434               5,772,298          19.54                1.09                1.06
      Dec. 31, 1988                  317,426               6,569,555          20.70                0.42                1.12
      Dec. 31, 1989                  344,486               7,886,058          22.89                0.33                1.08
      Dec. 31, 1990                  366,158               8,075,488          22.06                0.07                1.07
      Dec. 31, 1991                  400,276              10,676,264          26.67                 -                  1.00
      Dec. 31, 1992                  428,672              11,535,822          26.91                0.30                1.00
      Dec. 31, 1993                  476,860              13,441,576          28.19                0.63                0.99
      Dec. 31, 1994                  494,968              12,972,976          26.21                0.37                1.03
      Dec. 31, 1995                  519,272              16,978,753          32.70                0.28                1.02
      Dec. 31, 1996                  558,234              20,565,014          36.84                0.54                1.10
      Dec. 31, 1997                  632,540              28,789,593          45.52                0.35                1.19
      Dec. 31, 1998                  766,420              38,355,609          50.05                0.60                1.24
      Dec. 31, 1999                  810,184              40,610,878          50.13                0.81                1.39
      Sep. 30, 2000                  729,246              40,102,028          54.99                 -                  0.95

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.
-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED SEPTEMBER 30, 2000) ARE AS FOLLOWS:

------------------------------------------------------------------------------
1 YEAR: +14.4%           5 YEARS: +16.1%                 10 YEARS: +14.8%
------------------------------------------------------------------------------


  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
       WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE
                  WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
-------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

   William B. Frels        George A. Mairs, III             Peter G. Robb          Lisa J. Hartzell
President and Director    Secretary and Director     Vice-President and Director       Treasurer

 Norbert J. Conzemius         Charlton Dietz           Donald E. Garretson         J. Thomas Simonet
       Director                  Director                   Director                    Director

                                 MAIRS AND POWER
                               BALANCED FUND, INC.